UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act 1934

Date of Report (Date of earliest event reported): March 20, 2012

Coronado Biosciences, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction

of incorporation)

Delaware	000-54463	20-5157386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 New England Executive Park, Burlington, MA		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 238-6621

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 22, 2012, Coronado Biosciences, Inc. (the “Company”) announced that it has entered into a Collaboration Agreement (the “Agreement”) with Dr. Falk Pharma GmbH and OvaMed GmbH for the development of TSO (Trichuris suis ova or CNDO-201) for Crohn’s disease. The Agreement reflects the collaboration contemplated by the binding Terms of Agreement executed by the parties in December 2011. The Agreement and the press release are attached as Exhibits 10.36 and 99.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.36	Collaboration Agreement among the Company, Dr. Falk Pharma GmbH and OvaMed GmbH dated March 20, 2012 *

99.1	Press Release dated March 22, 2012

*	Confidential treatment has been requested with respect to portions of this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORONADO BIOSCIENCES, INC.

By:	/s/ Dale Ritter
Name: Dale Ritter
Title: Senior Vice President, Finance

Dated: March 23, 2012

Exhibit Index

Exhibit No.	Description

10.36	Collaboration Agreement among the Company, Dr. Falk Pharma GmbH and OvaMed GmbH dated March 20, 2012 *

99.1	Press Release dated March 22, 2012

*	Confidential treatment has been requested with respect to portions of this exhibit.